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                                      Rule 497(e) File Nos. 2-90518 and 811-4006

     SUPPLEMENT DATED JANUARY 22, 1999 TO PROSPECTUS DATED MARCH 2, 1998

                                     FOR
                           CITISELECT(R) FOLIO 200
                           CITISELECT(R) FOLIO 300
                           CITISELECT(R) FOLIO 400
                           CITISELECT(R) FOLIO 500

Beginning January 22, 1999 Mutual Management Corp. (MMC) will manage the large cap value securities of each of the Funds. MMC is a wholly-owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc. MMC's address is 388 Greenwich Street, New York, New York 10013.

MMC will receive fees at the annual rates equal to the percentages specified below of the aggregate assets managed by MMC:

    0.65% on first $10 million
    0.50% on next $10 million
    0.40% on next $10 million
    0.30% on assets in excess of $30 million

Frances A. Root will manage the large cap value securities of each of the Funds that are allocated to MMC. Ms. Root is a Director of MMC and a Senior Portfolio Manager. She joined Smith Barney Capital Management in 1992. Formerly, she was with Shearson Lehman Advisors as a Vice President and Portfolio Manager for seven years; and prior to that, with E.F. Hutton & Company, Inc. She is a Chartered Financial Analyst and a member of The New York Society of Security Analysts. Ms. Root holds a BA degree from Sweet Briar College.